UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PDL COMMUNITY BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 1, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of PDL Community Bancorp, which will be held at our Administrative Office located at 2244 Westchester Avenue, Bronx, New York 10462 on October 30, 2018 at 10:00 A.M., local time.

The business to be conducted at the Special Meeting as described in the enclosed Notice of Special Meeting and Proxy Statement will be to vote to approve and adopt the PDL Community Bancorp 2018 Long-Term Incentive Plan (“the Plan”). Our Board of Directors has determined that the adoption and implementation of the Plan is in the best interest PDL Community Bancorp and its stockholders. For the reasons presented in our Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the Plan.

It is important that your shares be represented at the Special Meeting whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Special Meeting. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to the Special Meeting, and you may attend the Special Meeting and vote in person, even if you have previously returned a proxy or voted via the Internet or telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Special Meeting.

We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxydocs.com/PDLB. You also may authorize your proxy via the Internet by following the instructions on that website. In order to authorize your proxy via the Internet you must have the stockholder identification number that appears on the enclosed proxy card included with these proxy materials.

Sincerely,

Carlos P. Naudon President and Chief Executive Officer

PDL Community Bancorp

2244 Westchester Avenue

Bronx, New York 10462

(718) 931-9000

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 30, 2018

Notice is hereby given that the Special Meeting of Stockholders of PDL Community Bancorp (the “Special Meeting”) will be held at our administrative office located at 2244 Westchester Avenue, Bronx, New York 10462 on October 30, 2018, at 10:00 a.m., local time.

A Proxy Card and Proxy Statement for the Special Meeting are enclosed and are also available at www.proxydocs.com/PDLB.

The purpose of the Special Meeting is to consider and act upon the Board of Directors’ proposal to approve, establish and implement the PDL Community Bancorp 2018 Long-Term Incentive Plan and such other matters as may properly come before the Special Meeting, or any postponements or adjournments thereof. The Board of Directors is not aware of any other business to come before the Special Meeting.

Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above, or on the date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on September 14, 2018 are the stockholders entitled to vote at the Special Meeting, and any adjournments or postponements thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF PDL COMMUNITY BANCORP A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE SPECIAL MEETING. ATTENDANCE AT THE SPECIAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Steven A. Tsavaris Executive Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING TO BE HELD ON OCTOBER 30, 2018

THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE ON THE INTERNET AT www.proxydocs.com/PDLB.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Whether or not you plan to attend the Special Meeting, please carefully read the Proxy Statement and other proxy materials and complete a proxy for your shares as soon as possible. You may authorize your proxy via the Internet by following the instructions on the proxy card that you received with the Proxy Statement. You also may vote by telephone or by a paper proxy card at any time. If you attend the Special Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. However, please note that if your shares are held of record by a bank, broker or other nominee and you wish to vote in person at the Special Meeting, you must obtain a proxy issued in your name from such bank, broker or other nominee.

If you do not provide your holder of record with voting instructions, your shares can not be voted. Your holder of record will not have discretion to vote your shares on the matter before the Special Meeting. It is important, therefore, that you provide instructions to your holder of record if your shares are held in street name so that your vote with respect to the approval of the Plan is counted.

PDL Community Bancorp

2244 Westchester Avenue

Bronx New York 10462

(718) 931-9000

PROXY STATEMENT FOR OUR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 30, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of PDL Community Bancorp for use at our Special Meeting of Stockholders to be held at our Administrative Office located at 2244 Westchester Avenue, Bronx, New York 10462 on October 30, 2018 10:00 A.M., local time, or at any postponement or adjournment of the Special Meeting. References in this Proxy Statement to “we,” “us,” “our,” “ours” and the “Company” refer to PDL Community Bancorp, unless the context otherwise requires. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 1, 2018.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Who is entitled to vote at the Special Meeting?

Holders of record of our common stock, $0.01 par value per share, at the close of business on September 14, 2018, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote at the Special Meeting. If you are a holder of record of our common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock as of the record date entitles the record holder to cast one vote for each matter to be voted upon.

What is the purpose of the Special Meeting?

At the Special Meeting, you will be asked to vote to approve and adopt the PDL Community Bancorp 2018 Long-Term Incentive Plan (the “Plan”).

You also may be asked to consider and act upon any other matters that may properly be brought before the Special Meeting and at any adjournments or postponements thereof. However, we are unaware of any such matters.

What constitutes a quorum?

The presence, in person or by proxy, of holders of a majority of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum for the transaction of any business at the Special Meeting. As of September 14, 2018, there were 18,463,028 shares of common stock issued and outstanding and entitled to vote at the Special Meeting.

Each share of common stock outstanding on the record date is entitled to one vote on the matter submitted at the Special Meeting. Abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.

What vote is required to approve the Plan?

As to the approval of the Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval.

Approval of the Plan requires the affirmative vote of: (i) a majority of the shares represented in person or by proxy at the Special Meeting and entitled to be voted at the Special Meeting, and (ii) a majority of the votes cast at the Special Meeting, in person or by proxy, by stockholders other than Ponce Bank Mutual Holding Company. For purposes of the vote required in clause (i) above, abstentions will be treated as represented at the Special Meeting and entitled to be voted at the Special Meeting, and will have the same effect as a vote against approval of the Plan. For purposes of the vote required in clause (ii) above, abstentions and broker non-votes are not considered votes cast. Our management anticipates that Ponce Bank Mutual Holding Company, our majority stockholder, will vote all of its shares in favor of the approval of the Plan.

Further, the Ponce De Leon Foundation is required by the terms of its governing documents to vote all shares held of PDL Community Bancorp (609,279) in the same proportion as shares are voted by all the other stockholders.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

•	filing a written notice revoking the proxy with our Corporate Secretary at our address; or

•	properly submitting to us a proxy with a later date; or

•	appearing in person and voting by ballot at the Special Meeting.

If you attend the Special Meeting, you may vote in person whether or not you previously have given a proxy, but your presence (without further action) at the Special Meeting will not constitute revocation of a previously given proxy. Unless you have received a legal proxy to vote the shares, if you hold your shares through a bank, broker or other nominee, that is, in “street name,” only that bank, broker or other nominee can revoke your proxy on your behalf.

You may revoke a proxy for shares held by a bank, broker or other nominee by submitting new voting instructions to the bank, broker or other nominee or, if you have obtained a legal proxy from the bank, broker or other nominee giving you the right to vote the shares at the Special Meeting, by attending the Special Meeting and voting in person.

How do I vote?

Voting in person. If you hold your shares in your own name as a holder of record with our transfer agent, American Stock Transfer and Trust Co. LLC., and attend the Special Meeting, you may vote in person at the Special Meeting. If your shares are held by a bank, broker or other nominee, that is, in “street name,” and you wish to vote in person at the Special Meeting, you will need to obtain a “legal proxy” from the bank, broker or other nominee that holds your shares of record.

Voting by proxy. If your shares are registered directly in your name with our transfer agent, this Proxy Statement and proxy card were sent directly to you by us. In that case you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

Vote online. You can vote online at www.proxypush.com/PDLB. To vote online, you must have the stockholder identification number provided on the proxy card and follow the prompts to vote your shares.

Vote by telephone. You can vote by telephone by using a touch-tone telephone and dialing (866) 430-8264. To vote by telephone, you must have the stockholder identification number provided on the proxy card and follow the voting instructions to vote your shares.

Vote by regular mail. If you would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and this Proxy Statement was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. It is important, therefore, that you provide instructions to your holder of record if your shares are held in street name so that your vote is counted. You will receive a vote instruction form for this purpose.

Even if you plan to attend the Special Meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Special Meeting.

How is my vote counted?

If you authorize your proxy to vote your shares electronically via the Internet or, if you use the enclosed proxy card and you properly marked, signed, dated and returned it, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, your shares will be voted FOR approval of the Plan. It is not anticipated that any matters other than that set forth in this Proxy Statement will be presented at the Special Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the approval of the PDL Community Bancorp 2018 Long-Term Incentive Plan.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposal other than the information and the representations contained in this Proxy Statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have engaged Laurel Hill Advisory Group LLC to solicit proxies held by brokers and nominees for a fee of $6,500 and will also reimburse it for reasonable out-of-pocket expenses incurred in the solicitation of such proxies.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of PDL Community Bancorp’s shares of common stock, par value $0.01 per share, as of the close of business on September 14, 2018 are entitled to one vote for each share then held. As of September 14, 2018, there were 18,463,028 shares of common stock issued and outstanding.

PDL Community Bancorp’s Charter provides that, for a period of five years from the closing of PDL Community Bancorp’s stock offering, completed on September 29, 2017, no person or entity, other than Ponce Bank Mutual Holding Company, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of PDL Community Bancorp held by persons other than Ponce Bank Mutual Holding Company, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 14, 2018, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 2244 Westchester Avenue, Bronx, New York 10462.

Persons Owning Greater than 5%	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Ponce Bank Mutual Holding Company 2244 Westchester Avenue Bronx, New York 10462	9,545,387		51.7%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	1,467,229	(3)	8.0%

Directors
James C. Demetriou	30,000	(4)	*
William Feldman	30,000	(5)	*
Julio Gurman	30,000	(6)	*
Nick R. Lugo	50,000	(7)	*
Carlos P. Naudon	24,533	(8)	*
Manuel A. Romero	7,085	(9)	*
Steven A. Tsavaris	51,483	(10)	*

Executive Officers who are not Directors
Frank Perez	1,353		*
All directors and executive officers as a group (8 persons)	224,454		1.2%

*	Less than 1%.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he, she or it has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 14, 2018. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of PDL Community Bancorp common stock.

(2)	Based on a total of 18,463,028 shares of common stock outstanding as of September 14, 2018.
(3)	Based on a Form 13F filed with the U.S. Securities and Exchange Commission on August 14, 2018.
(4)	Shares are held jointly by Mr. Demetriou and his wife.
(5)

Includes 2,263 shares owned directly by Mr. Feldman, 5,605 shares owned directly by Mr. Feldman’s wife, 12,737 shares held in an individual retirement account for the benefit of Mr. Feldman, and 9,395 shares held in an individual retirement account for the benefit of Mr. Feldman’s wife.

(6)	All shares are owned by the Gurman Living Trust.
(7)	Includes 20,000 shares owned directly by Mr. Lugo’s wife.
(8)	Includes 23,050 shares held in an individual retirement account for the benefit of Mr. Naudon and 1,483 shares held by the ESOP and allocated to his account.
(9)	Includes 100 shares held in an individual retirement account for the benefit of Mr. Romero.
(10)	Includes 20,000 shares owned directly by Mr. Tsavaris’ wife and 1,483 shares held by the ESOP and allocated to his account.

Participants in the Ponce Bank Employee Stock Ownership Plan

If you participate in the Ponce Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is October 25, 2018 at 11:59 P.M. local time. The telephone and Internet voting deadline for ESOP participants is also 11:59 P.M. local time on October 25, 2018.

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Ponce Bank, to their executive officers and directors in compliance with federal banking regulations.

Ponce Bank currently has outstanding mortgage loans, either directly or indirectly, to directors Demetriou, Feldman, Gurman, Lugo and Naudon. All loans to directors and executive officers are made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ponce Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features. Since January 1, 2015, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Executive Compensation

The table below summarizes the total compensation paid to or earned by our Executive Chairman, President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer for the years ended December 31, 2017 and 2016. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	All other Compensation ($)	Total ($)
Steven A. Tsavaris, Executive Chairman (1)	2017 2016	660,000 600,000	175,000 125,000	116,041 100,077	951,041 825,777

Carlos P. Naudon, President and Chief Executive Officer (2)	2017 2016	600,000 550,000	175,000 125,000	171,000 149,077	946,000 824,077

Frank Perez, Executive Vice President and Chief Financial Officer	2017	190,000	35,000	13,214	238,214

Mario Pastorino, Executive Vice President and Chief Financial Officer (3)	2016	192,000	15,000	23,431	230,431

Other Compensation
Name	Year	ESOP and 401(k) Profit Sharing		Deferred Compensation	Supplemental Compensation	Health Insurance	Automobile Allowance	Total Other Compensation
Steven A. Tsavaris	2017 2016	58,221 7,950	(1)	— —	20,000 60,000	17,148 16,897	20,672 15,930	116,041 100,777

Carlos P. Naudon	2017 2016	53,370 —	(2)	60,500 55,000	18,333 55,000	17,148 16,897	21,649 22,180	171,000 149,077

Frank Perez	2017	—		—	—	13,214	—	13,214

Mario Pastorino (3)	2016	6,534		—	—	16,897	—	23,431

(1)

ESOP and 401 (k) Profit Plan includes $17,761 allocated to the named executive officer resulting from the loan payment of $578,000 related to the Employee Stock Ownership Plan (“ESOP”), the value of which was determined based on the named executive officer’s qualified salary to total salary, the value of $32,510 in units allocated to the executive under the ESOP Equalization Plan for the plan year, based on a $15.18 fair market value of PDL Community Bancorp common stock as of December 29, 2017, the final trading day of 2017 and a $7,950 employer contribution to the 401 (k) Profit Sharing Plan.

(2)

ESOP and 401 (k) Profit Plan includes $17,761 allocated to the named executive officer resulting from the loan payment of $578,000 related to the Employee Stock Ownership Plan (“ESOP”), the value of which was determined based on the named executive officer’s qualified salary to total salary , the value of $27,509 in units allocated to the executive under the ESOP Equalization Plan for the plan year, based on a $15.18 fair market value of PDL Community Bancorp common stock as of December 29, 2017, the final trading day of 2017 and a $8,100 employer contribution to the 401 (k) Profit Sharing Plan.

(3)

Mr. Pastorino’s employment with Ponce De Leon Federal Bank terminated effective December 31, 2016. In connection with Mr. Pastorino’s termination of employment with the Ponce De Leon Federal Bank, Ponce De Leon Federal Bank and Mr. Pastorino entered into a settlement and general release agreement. This agreement provided for a severance payment to Mr. Pastorino of $144,000 to be paid over a nine month period from January 2017 to September 2017, together with continued medical insurance coverage for the same period of time. Mr. Pastorino agreed to release Ponce De Leon Federal Bank from all claims, keep confidential all non-public information as to which he has knowledge, and not make derogatory comments about Ponce De Leon Federal Bank and its directors, officers and employees.

Employment Agreements

Ponce Bank. Ponce Bank has entered into employment agreements with Steven A. Tsavaris, Carlos P. Naudon and Frank Perez. The agreements reflect Mr. Tsavaris’ position as Chairman of the Board of Directors and Chief Executive Officer, Mr. Naudon’s position as President and Chief Operating Officer, and Mr. Perez’s position as Executive Vice President and Chief Financial Officer. The agreement with Mr. Tsavaris provides that no later than September 29, 2018, Mr. Tsavaris shall resign from the position of Chief Executive Officer of Ponce Bank and continue as Executive Chairman, a salaried officer of Ponce Bank. The agreement with Mr. Naudon provides that no later than September 29, 2018, Mr. Naudon shall relinquish the position of Chief Operating Officer of Ponce Bank, continue as President, and shall assume the position of Chief Executive Officer of Ponce Bank. Pursuant to that agreement with Ponce Bank, Mr. Tsavaris has resigned from the position of Chief Executive Officer of Ponce Bank and will continue to serve as Executive Chairman, a salaried officer of Ponce Bank. Mr. Naudon has relinquished the position of Chief Operating Officer of Ponce Bank and will continue as President and has assumed the position of Chief Executive Officer of Ponce Bank.

The agreements with Messrs. Tsavaris and Naudon are each for a three-year term beginning on March 16, 2017, while the agreement with Mr. Perez is for a one-year term beginning on that date. Each agreement is automatically extended for an additional year unless Ponce Bank or the executive provides a notice of nonrenewal to the other party at least 90 days prior to the end of the original or any extended term.

The employment agreements provide for minimum annual base salaries of $660,000, $600,000 and $190,000, respectively for Messrs. Tsavaris, Naudon and Perez. Each employment agreement also provides for discretionary incentive and/or bonus compensation, participation on generally applicable terms and conditions in other compensation and fringe benefit plans, and certain perquisites, four weeks paid vacation, and if the executive becomes disabled, long term disability benefits for the then remaining term of the agreement equal to 100% of the executive’s base salary. In addition, the agreements for Messrs. Tsavaris and Naudon provide for the use of an automobile and reimbursement of automobile-related expenses.

At any time, Ponce Bank may terminate an executive’s employment, with or without cause, and the executive may resign, with or without good reason. In the event Ponce Bank terminates Mr. Tsavaris or Mr. Naudon without cause or the executive resigns for good reason, as such terms are defined in the agreements, the executive will be entitled to the following severance benefits:

•

An amount equal to three times (two times in the event of resignation for good reason) the sum of (i) the executive’s annual base salary in effect at the time of his termination; and (ii) annual incentive compensation and any other compensation received by the executive for the calendar year immediately preceding termination.

•

An amount equal to the aggregate value of any shares of restricted stock, stock options or other awards issued to the executive under any plan adopted by Ponce Bank, PDL Community Bancorp or any affiliate thereof or any successor plan that are forfeited as a result of such termination, whether vested or unvested.

•

An amount equal to the pro-rata annual bonus, if any, that the executive would have earned for the year in which the termination occurs based on the achievement of applicable performance goals for such year.

•

If the executive is eligible for and elects to receive COBRA health continuation coverage, Ponce Bank will pay toward the cost of COBRA coverage for the executive and his family the amount Ponce Bank would have paid to provide health insurance to the executive if his employment had continued. Such payments shall continue for 24 months or the executive’s COBRA health continuation period, whichever ends earlier.

In the event Ponce Bank terminates Mr. Perez without cause or he resigns for good reason, Mr. Perez will be entitled to the following severance benefits:

•

An amount equal to 1.5 times (1.0 times in the event of resignation for good reason) the sum of (i) his annual base salary in effect at the time of his termination; and (ii) annual incentive compensation and any other compensation received by Mr. Perez for the calendar year immediately preceding termination.

•

An amount equal to the aggregate value of any shares of restricted stock, stock options or other awards issued to Mr. Perez under any plan adopted by Ponce Bank, PDL Community Bancorp or any affiliate thereof or any successor plan that are forfeited as a result of such termination, whether vested or unvested.

•

An amount equal to the pro-rata annual bonus, if any, that Mr. Perez would have earned for the year in which the termination occurs based on the achievement of applicable performance goals for such year.

•

If Mr. Perez is eligible for and elects to receive COBRA health continuation coverage, Ponce Bank will pay toward the cost of COBRA coverage for Mr. Perez and his family the amount Ponce Bank would have paid to provide health insurance to Mr. Perez if his employment had continued. Such payments shall continue for 24 months or Mr. Perez’s COBRA health continuation period, whichever ends earlier.

For purposes of the above severance benefits, “good reason” for resigning includes: a reduction in the executive’s base salary; a material reduction in the executive’s target annual incentive opportunity under any annual incentive compensation or incentive plan or program; a relocation of the executive’s principal place of employment outside of Bronx, Queens, Manhattan, Brooklyn, New York or Hudson County, New Jersey; a material breach by Ponce Bank of any material provision of the employment agreement; a material adverse change in the executive’s title, authority, duties or responsibilities (other than temporarily while the executive is physically or mentally incapacitated or as required by applicable law or as, contemplated by the employment agreement); a material adverse change in the reporting structure applicable to the executive; or the failure of Ponce Bank to extend the employment agreement for an additional year. In the case of Messrs. Tsavaris and Naudon, “good reason” also includes the failure of the executive to be reappointed to the Board of Directors of Ponce Bank. The basis for good reason for any executive will not constitute good reason unless the executive gives Ponce Bank notice of the basis for good reason within 30 days after the initial existence of the basis for good reason and Ponce Bank does not cure the basis for good reason within 30 days after having received such notice.

In the event Messrs. Tsavaris, Naudon or Perez’s employment is involuntarily terminated by Ponce Bank for reasons other than for cause, disability or death, or the executive voluntarily resigns for good reason, in either case after a change of control of Ponce Bank, then in lieu of the severance benefits described above the executive will be entitled to the following severance benefits:

•

An amount equal to 2.99 times his highest annual compensation for services rendered that was includible in the executive’s gross income (partial years being annualized) for the three taxable years immediately preceding the year during which the change of control occurred (or such shorter period as the executive was employed).

•

An amount equal to the aggregate value of any shares of restricted stock, stock options or other awards issued to the executive under any plan adopted by Ponce Bank, PDL Community Bancorp or any affiliate thereof or any successor plan that are forfeited as a result of such termination, whether vested or unvested.

•

If the executive is eligible for and elects to receive COBRA health continuation coverage, Ponce Bank will pay toward the cost of COBRA coverage for the executive and his family the amount Ponce Bank would have paid to provide health insurance to the executive if his employment had continued. Such payments shall continue for 24 months or the executive’s COBRA health continuation period, whichever ends earlier.

Any severance payments required under the employment agreements in connection with a change of control of Ponce Bank will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code (the “Code”).

In the event Messrs. Tsavaris, Naudon or Perez’s employment is involuntarily terminated by Ponce Bank for cause or the executive resigns without good reason, the executive shall be entitled to receive only accrued but unpaid salary, vacation pay and bonuses, plus such additional benefits as the executive may be entitled to under any employee benefit plans sponsored by Ponce Bank.

The employment agreements with Messrs. Tsavaris, Naudon and Perez each provide that during the term of the agreement and for one year thereafter, the executive is generally prohibited from:

•

competing with Ponce Bank within any county or borough in which Ponce Bank Mutual Holding Company, PDL Community Bancorp or Ponce Bank or any of their affiliates maintains or has pending as of the termination date a filing for permission to establish a branch, loan production office, or mortgage production office;

•	soliciting customers and employees of Ponce Bank; or

•

interfering with any of the contracts or relationships of the Ponce Bank Mutual Holding Company, PDL Community Bancorp, Ponce Bank or any of their affiliates with any independent contractor, customer, client or supplier.

PDL Community Bancorp and Ponce Bank Mutual Holding Company. PDL Community Bancorp and Ponce Bank Mutual Holding Company have also entered into employment agreements with each of Messrs. Tsavaris, Naudon and Perez. The agreements reflect Mr. Tsavaris’ positions as Chairman of the Board of Directors and Chief Executive Officer of Ponce Bank Mutual Holding Company and Executive Chairman of the Board of Directors of PDL Community Bancorp, a salaried officer; Mr. Naudon’s positions as President and Chief Operating Officer of Ponce Bank Mutual Holding Company and President and Chief Executive Officer of PDL Community Bancorp; and Mr. Perez’s positions as Executive Vice President and Chief Financial Officer of Ponce Bank Mutual Holding Company and PDL Community Bancorp.

The agreements with Messrs. Tsavaris and Naudon are each for a three-year term, while the agreement with Mr. Perez is for a one-year term. All three agreements began on September 29, 2017. Each agreement is automatically extended for an additional year unless Ponce Bank Mutual Holding Company and PDL Community Bancorp or the executive provides a notice of nonrenewal to the other party at least 90 days prior to the end of the original or any extended term.

The employment agreements with Messrs. Tsavaris, Naudon and Perez each provides compensation and benefits substantially similar to those provided by the corresponding employment agreements between Ponce Bank and the executive, except that the compensation and benefits under an employment agreement with Ponce Bank Mutual Holding Company and PDL Community Bancorp are reduced by the comparable compensation and benefits provided by the corresponding employment agreement with Ponce Bank.

Deferred Compensation Plan

Ponce Bank has adopted a nonqualified deferred compensation plan that covers certain members of management or highly compensated employees designated by Ponce Bank. Mr. Naudon is the only executive currently designated to participate in the plan. Under the plan Ponce Bank periodically makes contributions to an account designated for the benefit of Mr. Naudon. Under the plan, contributions are discretionary in amount, however, the employment agreement between Ponce Bank and Mr. Naudon requires Ponce Bank to make contributions to the plan during the term of the employment agreement equal to 10% of his base salary. Ponce Bank contributed $60,500 and $55,000 for the years ended December 31, 2017 and 2016. The account is periodically credited with earnings based on investments within the account as directed by Mr. Naudon. At December 31, 2017 the total amount accrued under the plan, including earnings, was $165,500.

Amounts credited under the plan are fully vested at all times and will be distributed to Mr. Naudon upon the termination of his employment with Ponce Bank for any reason or a change of control of Ponce Bank. In the event of Mr. Naudon’s death while employed by Ponce Bank, the total amount credited under the plan for the benefit of Mr. Naudon will be distributed to his designated beneficiaries.

Benefit Plans and Agreements

401(k) Plan. Ponce Bank maintains the Ponce De Leon Federal Bank 401(k) Profit Sharing Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan.”). The named executive officers are eligible to participate in the 401(k) Plan just like other employees. An employee must attain the age of 21 and will be eligible to participate in the 401(k) Plan in the quarter following thirty days of service.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2017, the salary deferral contribution limit was $18,000; provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan for a total of $24,000. In addition to salary deferral contributions, Ponce Bank may make discretionary matching contributions, discretionary profit sharing contributions or safe harbor contributions to the 401(k) Plan. Discretionary matching contributions are allocated on the basis of salary deferral contributions. Discretionary profit sharing contributions are based on three classifications set forth in the Plan: (i) Class A — Chairman, President, and Executive Vice Presidents; (i) Class B — Senior Vice Presidents, Vice Presidents and Assistant Vice Presidents; and (iii) Class C — all other eligible employees. The contribution for a class will be the same percentage of compensation for all participants in that class. If Ponce Bank decides to make a safe harbor contribution for a plan year, each participant will receive a contribution equal to 3% of his or her compensation for the plan year. Ponce Bank made a safe harbor contribution to the 401(k) Plan for the plan years ended December 31, 2017 and 2016.

A participant is always 100% vested in his or her salary deferral contributions and safe harbor contributions. Discretionary matching and profit sharing contributions are 20% vested after two years of service, plus an additional 20% for each additional year of service; so all participants are fully vested after six years of service. Participants also will become fully vested automatically upon normal retirement, death or disability, a change of control, or termination of the 401(k) Plan. Generally, participants will receive distributions from the 401(k) Plan upon separation from service in accordance with the terms of the plan document. Expense recognized in connection with the 401(k) Plan totaled approximately $300,000 and $265,000 for the years ended December 31, 2017 and 2016.

Pension Plan. Ponce Bank maintains the Ponce De Leon Federal Savings Bank Retirement Income Plan, a tax-qualified defined benefit pension plan for eligible employees (the “Pension Plan”). Effective May 31, 2007, the Pension Plan was frozen. No additional benefits accrued under the Pension Plan after that date. All participants in the Pension Plan are fully vested in their benefits accrued as of that date and are entitled to receive their benefits upon retirement. We intend to terminate the Pension Plan at some point, although the exact timing of such termination is uncertain. The exact timing of the termination of the Pension Plan will depend on various factors including: our capital levels and needs, our evaluation of future interest rates and annuity cost trends, and the estimated cost to terminate the Pension Plan, as they may change from time to time. Any such termination would be conditioned upon the approval by the Pension Benefit Guaranty Corporation, the federal entity that insures pension benefits. In connection with the termination, each participant will be given the choice to receive an annuity to provide his or her benefits under the Pension Plan or a lump sum cash distribution equal to the present value of his or her accrued benefits. As of December 31, 2017, the Pension Plan had approximately $15.0 million in assets. We currently estimate that the aggregate value of termination benefits under the Pension Plan would be $16.4 million to $18.5 million. In connection with the termination and as a condition of Pension Benefit Guaranty Corporation approval, we would agree to contribute to the Pension Plan an amount equal to the value of termination benefits required in excess of the value of the Pension Plan’s assets on termination. Based on the Pension Plan’s assets and liabilities at December 31, 2017, this could require a contribution of a minimum of $1.4 million and a maximum of $3.5 million upon termination; however, the actual amount of any contribution could be higher or lower since the actual value of the aggregate termination benefits is dependent, among other things, on the then value of the Pension Plan’s assets and interest rates at the effective date of the termination of the Pension Plan.

Employee Stock Ownership Plan. Ponce Bank has adopted an employee stock ownership plan (“ESOP”) for its eligible employees and those of its affiliates. The named executive officers are eligible to participate in the ESOP just like other employees. Eligible employees will begin participation in the ESOP on the later of September 29, 2017 or upon the first entry date commencing on or after the eligible employee’s completion of one year of service and attainment of age 21.

The ESOP trustee purchased, on behalf of the ESOP, 3.92% of the total number of shares of PDL Community Bancorp common stock outstanding on September 29, 2017 (including shares issued to Ponce Bank Mutual Holding Company and our charitable foundation). The ESOP funded its stock purchase with a loan from PDL Community Bancorp in the amount of $7.24 million, which was equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Ponce Bank’s contributions to the ESOP over the 15 year term of the loan. The interest rate for the ESOP loan is 2.60%. Ponce Bank made a contribution of $482,500 in December 2017 for the 2017 plan year.

The trustee of the trust funding the ESOP holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. As a result of the loan repayment made in December 2017, 45,250 shares of PDL Community Bancorp common stock were released and allocated to participants’ accounts. A participant will become 100% vested in his or her account balance after three years of service. Participants who were employed by Ponce De Leon Federal Bank immediately prior to September 29, 2017 received credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change of control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee will vote unallocated shares and allocated shares for which participants do not timely provide instructions on any matter in the same ratio as those shares for which participants provide timely instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Ponce Bank will record a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in the earnings of PDL Community Bancorp. For 2017 Ponce Bank recorded an expense of $744,000.

ESOP Equalization Plan

In connection with its reorganization into a mutual holding company structure, Ponce Bank adopted the Ponce Bank ESOP Equalization Plan (“Equalization Plan”), a nonqualified plan that provides notional contributions for certain executives approved by the Compensation Committee of Ponce Bank who are prevented from receiving full contributions to and allocation under the ESOP due to limitations on: (i) the maximum annual compensation that may be recognized under the ESOP for benefit computation purposes pursuant to Section 401(a)(17) of the Internal Revenue Code ($275,000 for 2018); and (ii) the maximum annual additions to the ESOP pursuant to Internal Revenue Code Section 415(b). The Equalization Plan is designed to equalize contributions and allocations for those that fall below and above these limitations. Currently, only Mr. Tsavaris and Mr. Naudon are approved to participate in the Equalization Plan. No amounts will be credited under the Equalization Plan until contributions are made to the ESOP.

A participant’s balance under the Equalization Plan will be paid to him in a single lump sum within 90 days after his termination of service. However, as required by Section 409A of the Internal Revenue Code, which governs deferred compensation plans, payments to certain specified employees of a publicly-traded corporation following separation from service cannot be paid until six months following separation from service except following the death of the participant. Any payment that would have been distributed from the Equalization Plan to such a participant during the six-month period following separation from service, will be accumulated and paid to the participant in a single lump sum as soon as administratively practicable following the end of the six-month period or the participant’s death, if applicable.

The Equalization Plan is entirely unfunded. Employees who participate in the Equalization Plan have only the rights of general unsecured creditors with respect to any rights under the Equalization Plan.

Director Compensation

Directors earn an annual fee of $48,000 per year. With the exception of Mr. Demetriou, directors currently receive fees of $500 per meeting for service on the committees of the board of directors. Mr. Demetriou receives a fee of $1,000 per meeting for service on the committees of the board of directors. Executive officers serving on the board of directors do not receive director’s compensation for such service.

The following table sets forth for the year ended December 31, 2017 certain information as to the total remuneration we paid to our directors who were not executive officers.

Directors Compensation Table For the Year Ended December 31, 2017

Name	Fees earned or paid in cash ($)	All Other Compensation ($)	Total ($)
James C. Demetriou	60,000	—	60,000
William Feldman	54,000	23,155	77,155
Julio Gurman	54,000	23,155	77,155
Nick R. Lugo	54,000	32,922	86,922
Manuel A. Romero	54,000	9,763	63,763

Each person who serves as a director of PDL Community Bancorp also serves as a director of Ponce Bank and earns a monthly fee only in his or her capacity as a board or committee member of Ponce Bank.

APPROVAL OF THE PDL COMMUNITY BANCORP 2018 LONG-TERM INCENTIVE PLAN

The Board believes that stock options, restricted stock and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers and non-employee directors of the Company and its subsidiaries, including Ponce Bank, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses, to acquire an ownership stake in the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On August 22, 2018, the Board adopted, subject to stockholder approval, the PDL Community Bancorp 2018 Long-Term Incentive Plan. The Plan is intended to provide to the Company the flexibility to grant equity awards to the officers, employees, and non-employee directors of the Company and its subsidiaries, including

Ponce Bank, in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. The Plan takes into account the differences in each type of award in accounting, tax treatment, utility as an incentive for performance and impact on overall stockholder value. It contains a weighting flex feature which reduces the number of options or stock appreciation rights (“SARs”) available under the Plan by a ratio of 3:1 for grants of restricted stock or restricted stock units in excess of a threshold number. Below is a table showing the maximum number of awards under the Plan, the maximum number of awards by type and the impact of the application of the flex feature awarding the absolute maximum shares of restricted stock or restricted stock units on the number of options and SARs available for grant, in each case disregarding shares held by Ponce Bank Mutual Holding Company.

Percentages do not include shares held by

Ponce Bank Mutual Holding Company

Total Shares Outstanding not held by Ponce Bank MHC	8,917,640

Maximum Shares Under Plan	1,248,469
Percentage	14.00%

Maximum Options and SARs Under Plan	891,764
Percentage	10.00%

Maximum Restricted Stock and Restricted Stock Units Without Reduction of Options SARs	356,705
Percentage	4.00%

Absolute Maximum of Restricted Stock or Restricted Stock Units Under Plan (w/o options or SARs)	653,960
Percentage	7.33%

A COPY OF THE PLAN IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE.

Summary of Material Features of the Plan

The material features of the Plan are:

•

The maximum number of shares of common stock to be issued under the Plan is 1,248,469; provided that the maximum number of shares that may be delivered pursuant to the exercise of stock options or SARs (all of which may be granted in the form of incentive stock options) is 891,764 and the number of shares that may be issued as restricted stock awards or restricted stock units is 356,705 without reducing available options or SARs. In the event that restricted stock or restricted stock units are awarded in excess of 356,705 shares, then the maximum number of options or SARs that can be issued is reduced by three shares for each share of restricted stock or a restricted stock unit awarded in excess of 356,705 shares. If no options or SARs are issued under the Plan, a maximum of 653,960 shares in connection with restricted stock or restricted stock units could be issued. (653,960 = 356,705 + (891,764/3));

•	The types of awards permitted by the Plan include stock options (both incentive and stock), stock appreciation rights, restricted stock, restricted stock units, and dividend equivalent rights;

•

Shares tendered or held back for taxes will not be added back to the reserved pool under the Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Plan;

•

Stock options and stock appreciation rights will not be re-priced in any manner without stockholder approval (this prohibition does not apply to adjustments permitted under the Plan in the event of capital changes, e.g., stock splits.);

•	Any material amendment to the Plan is subject to approval by our stockholders; and

•	The term of the Plan will expire ten years after the Plan is approved by stockholders, but no incentive stock options can be granted after August 22, 2028.

Based solely on the closing price of our stock on September 14, 2018, under the Plan, the maximum aggregate market value of the common stock, as determined for financial reporting purposes, that could potentially be issued under the Plan assuming the maximum number of options or SARs are granted or the maximum number (including excess awards) of restricted stock awards or restricted stock units are granted is $18,602,188 and $9,744,004, respectively. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan is administered by the Compensation Committee of our Board of Directors, or a similar committee comprised of at least two non-employee directors. It is anticipated that the Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility. All full-time and part-time officers, employees and non-employee directors of the Company and its subsidiaries and affiliates, including Ponce Bank, are eligible to participate in the Plan, subject to the discretion of the Compensation Committee.

Plan Limits And Flex Feature. The maximum number of shares of common stock to be issued under the Plan is 1,248,469. The maximum number of shares of common stock that may be awarded pursuant to the exercise of stock options and stock appreciation rights (“SARs”) is 891,764 shares (all of which may be granted as incentive stock options), and the number of shares of common stock that may be issued as restricted stock awards or restricted stock units is 356,705 shares. However, the Plan contains a flex feature that provides that Awards of restricted stock and restricted stock units in excess of the 356,705 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,764 share limitation for awards of options and SARs by 3.0 shares of stock. This feature, if fully exercised, would increase the absolute maximum number of awards of restricted stock or restricted stock units but eliminate available options or SARs for award, reducing by almost half the maximum of number of shares available for award under the Plan to approximately 7.33% from 14%.

Individual Award Limits. No individual may be granted awards that exceed 25% of either of the Plan limitations on: (i) the maximum number of shares of stock subject to awards of options and SARs; or (ii) the maximum number of shares of stock subject to awards (including excess awards) of restricted stock and restricted stock units. In addition, the maximum dollar value of any awards to one individual during any calendar year may not exceed $2,500,000 ($500,000 in the case of a non-employee director) based on the fair value of the awards on the date(s) of the grant as determined for financial reporting purposes.

Director Award Limits. No non-employee director may be granted awards that exceed 5% of either of the Plan limitations on: (i) the maximum number of shares of stock subject to awards of options and SARs; or (ii) the maximum number of shares of stock subject to awards of restricted stock and restricted stock units. In addition, non-employee directors in the aggregate may not be granted awards that exceed 30% of either of such Plan limitations.

Stock Options. The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code (incentive stock options) and (2) options that do not so qualify (non-qualified stock options). Options granted under the Plan will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified stock options may be granted to any persons eligible to receive incentive stock options, employees of affiliates that are not subsidiaries and non-employee directors. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant (110% in the case of any incentive option granted to a 10% stockholder of the Company). Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ Global Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant (5 years in the case of any incentive option granted to a 10% stockholder of the Company). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of an option, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit stock to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as an incentive stock option, an option must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price multiplied by the number of SARs granted. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained). Under the Plan, restricted stock awards in excess of the 356,705 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,764 share limitation for awards of options and SARs by 3.0 shares of stock.

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. Under the Plan, restricted stock unit awards in excess of the 356,705 share limitation may be granted but each share of stock covered by such excess award shall reduce the 891,764 share limitation for awards of options and SARs by 3.0 shares of stock

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Minimum Vesting Period. The Plan provides that except for acceleration in the case of death, disability or change of control each time based award that is not a performance award shall vest at a rate of 20% a year with the first installment vesting no earlier than the one year anniversary of the grant.

Change of Control Provisions. The Plan provides that if an employee’s employment with the Company or a subsidiary or affiliate thereof (or any successor of the Company, subsidiary or affiliate) is terminated without cause or the employee resigns for good reason, in either case within 12 months before or after a change of control (or such other period set forth in the applicable award agreement), (i) options and SARs outstanding as of the date of such change of control (or termination of employment, if later) will immediately vest upon the change of control or termination of employment, become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the award agreement), or, if sooner, the expiration of the term of the award; (ii) the restrictions, limitations and other conditions applicable to restricted stock awards and restricted stock units outstanding as of the change of control (or termination of employment, if later) shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested; and (iii) any award subject to performance criteria shall be prorated based on the performance from the date of grant to the date of the change of control (or termination of employment, if later). The proration shall be based upon the method set forth in the award agreements evidencing the applicable awards, or if no method is specified, based upon the total number of days during the performance period prior to the change of control (or termination of employment, if later) in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance. Similar provisions apply to non-employee directors upon a change of control without any requirement that they terminate service with the Company or any subsidiary or affiliate thereof.

Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NASDAQ Global Market, any amendments that materially change the terms of the Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The Plan was approved by our board of directors on August 22, 2018. If approved by stockholders, no awards may be granted under the Plan after the tenth anniversary of such approval. No awards of incentive stock options may be granted under the Plan after August 22, 2028. No option or SAR shall be exercisable more than 10 years after the date it is granted.

New Plan Benefits. Because the grant of awards under the Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Furthermore, as the Company did not have an equity incentive plan in place prior to the adoption of the Plan by the Board, and as a result, did not grant any equity awards to our executive officers or directors during fiscal year 2017, we are unable to determine the benefits or amounts which would have been received by or allocated to each of our executive officers and directors for such period. Accordingly, we have omitted the New Plan Benefits Table.

Tax Aspects Under the Code. The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Stock Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Tax Deductions. A participant’s employer (or applicable organization in the case of a non-employee director) generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income provided, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control (such as a sale of the Company or Ponce Bank) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the recipient’s employer, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Equity Compensation Plan Information. As of December 31, 2017, there were no shares of any class of PDL Community Bancorp securities authorized for issuance under an equity compensation plan. Accordingly, we have omitted the Equity Compensation Plan Table.

The Board unanimously recommends a vote FOR approval of the PDL Community Bancorp 2018 Long-Term Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at PDL Community Bancorp’s Administrative Office, 2244 Westchester Avenue, Bronx, New York 10462, no later than December 14, 2018, which is 120 days prior to the first anniversary of the date we mailed the proxy materials for our most recent annual meeting of stockholders. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

If a stockholder does not follow the provisions of the prior paragraph, but otherwise wishes to propose new business or a director nomination, then in order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be state in writing and received by our Corporate Secretary not less than five days prior to the date of the annual meeting.

The 2019 annual meeting of stockholders is expected to be held May 10, 2019. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 5, 2019. If notice is received after May 5, 2019, it will be considered untimely, and we will not be required to present the matter at the annual meeting of stockholders.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

Attendance at the Meeting

All stockholders of record at the close of business on the record date, or their designated proxies, are authorized to attend the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not have proof of ownership, you may not be admitted to the Special Meeting. Each stockholder and proxy may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.

Householding of Proxy Materials

If you and other residents at your mailing address own shares of common stock in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one set of proxy materials. This procedure, known as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other nominee may send one copy of the applicable proxy materials to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our proxy materials, you may be able to request householding by contacting your broker, bank or other nominee.

If you wish to request extra copies free of charge of our proxy materials, please send your request in writing to PDL Community Bancorp, 2244 Westchester Avenue, Bronx, New York 10462, Attention: Investor Relations or by telephone at (718) 931-9000.

Other Matters

The Board of Directors does not know of any matters other than that described in this Proxy Statement that will be presented for action at the Special Meeting. If other matters are presented, proxies will be voted in the discretion of the proxy holders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

PDL COMMUNITY BANCORP’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE ON THE INTERNET AT www.proxydocs.com/PDLB.

By Order of the Board of Directors,

Steven A. Tsavaris Executive Chairman

Bronx, New York

October 1, 2018

EXHIBIT A

PDL COMMUNITY BANCORP

2018 LONG-TERM INCENTIVE PLAN

PDL COMMUNITY BANCORP

2018 LONG-TERM INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the PDL Community Bancorp 2018 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees and Non-Employee Directors of PDL Community Bancorp, a federally chartered corporation (the “Company”) and its Subsidiaries, including Ponce Bank (the “Bank”), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company except in no case shall the Ponce De Leon Foundation be considered an Affiliate.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to the termination of an employee by the Company, a Subsidiary or an Affiliate, that such termination is for “Cause” as such term (or term of like import) is expressly defined in a then-effective written employment or other agreement between the employee and the Company, Subsidiary or Affiliate. In the absence of such then-effective written agreement and definition, “Cause” means, unless otherwise specified in the applicable Award Agreement, with respect to an employee:

(a)    a material breach by the employee of the employee’s duties and obligations or agreements with the Company, Subsidiary or Affiliate that remains uncured following 30 days’ prior written notice from the Company, Subsidiary or Affiliate to the employee identifying in reasonable detail the nature of any such material breach, including but not limited to gross negligence in the performance of his duties and responsibilities;

(b)    willful misconduct by the employee that in the reasonable determination of the Board or Committee has caused or is likely to cause material injury to the reputation or business of the Company, Subsidiary or Affiliate;

(c)    any act of fraud, material misappropriation or other dishonesty by the employee;

(d)    willful violation of the Company’s Code of Ethical Conduct as reasonably determined by the Board or the Committee; or

(e)    the employee’s conviction of a felony.

An individual shall be considered to have been discharged for Cause if the Company determines within 30 days after his or her resignation or discharge that discharge for Cause was warranted.

“Change of Control” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a sale of the Bank by the Company at a time when the Bank represents at least 50% of the assets of the Company, (iii) a merger, reorganization or consolidation or other business combination pursuant to which the Company is not the survivor of such merger, consolidation or other business combination or the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) a change in control of the Company within the meaning of the Change in Bank Control Act, 12 U.S.C. §1817(j), and the Rules and Regulations promulgated by the Office of the Comptroller of the Currency at 12 C.F.R. §5.50 with respect to the Bank and the Board of Governors of the Federal Reserve System at 12 C.F.R. §225.41(b) with respect to the Company, as in effect on the date hereof and (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. In addition to the foregoing, and not in limitation thereof, a Change of Control shall also be deemed to have occurred if, during any period of two consecutive years, individuals who constitute the Board at the beginning of such two-year period cease for any reason to constitute at least a majority of the Board, as the case may be; provided, however, that for purposes of this sentence, an individual shall be deemed to have been a director at the beginning of such period if such individual was elected, or nominated for election, by the Board, as the case may be, by a vote of at least two-thirds of the directors who were either directors at the beginning of the two-year period or were so elected or nominated by such directors.

Notwithstanding the foregoing provisions, in no event shall a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion constitute a Change of Control for purposes of the Plan.

Notwithstanding the foregoing provisions, to the extent that any payment or acceleration hereunder is subject to Code Section 409A as deferred compensation, the term Change of Control shall mean an event described in the foregoing definition of Change of Control that also constitutes a change in control event as defined in Treasury Regulation Section 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other Board committee designated by the Board to administer this Plan, and to the extent of any delegation by the Committee to a subcommittee pursuant to this Plan, such subcommittee. The Committee must consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

“Date of Grant” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Code Section 409A and the regulations thereunder.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 20.

“Fair Market Value” on any date means the market price of a share of Stock, determined by the Committee as follows:

(a)    if the Stock is listed on the NYSE (or another established stock exchanges or national market system, Fair Market Value shall be the closing sales price for such Stock as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no sales were reported on that date, on the last trading date such closing sales price was reported), as reported in The Wall Street Journal or reported such other source as the Committee deems reliable;

(b)    if the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sale price for such stock as quoted on such system or by such securities dealer on the date of determination, but if no such price was reported on that date, on the last date such price was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)    in the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Good Reason” means, with respect to the resignation of an employee, that such resignation is for “Good Reason” as such term (or term of like import) is expressly defined in a then-effective written employment or other agreement between the employee and the Company, a Subsidiary or an Affiliate. In the absence of such then-effective written agreement and definition, “Good Reason” means the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of the employee by the Company, a Subsidiary or an Affiliate for Cause:

(a)    a material reduction of an employee’s annual compensation, including, but not limited to, base salary, awards, bonuses, retirement benefits, perquisites or any other item of compensation;

(b)    a material reduction in the employee’s authority, duties and responsibilities, provided, however, that Good Reason shall not be considered to occur solely because an employee’s authorities, duties or responsibilities, and position are reallocated to other employees based on a good faith determination by the Company, a Subsidiary or an Affiliate that such reallocation is necessary in order for the Company, Subsidiary or Affiliate to adequately address growth, acquisitions or expansion or changes of the business of the Company, Subsidiary or Affiliate; or

(d)    the Company, Subsidiary or Affiliate requiring the employee to be based anywhere other than within 50 miles of employee’s office location as of the Date of Grant except for requirements of reasonably required travel on the Company’s, Subsidiary’s or Affiliate’s business.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the board of directors of the Company, a Subsidiary or an Affiliate who is not also an employee of the Company or any Subsidiary or Affiliate.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award-or Restricted Stock Units subject to Section 9.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a unit, division, group, of the Company, or any Affiliate or Subsidiary) that will be used to establish Performance Goals include, but are not limited to, the following: total shareholder return; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the Stock; economic value-added; acquisitions or strategic transactions; operating income (loss); return on capital, assets, equity, or investment; expense; margins; operating efficiency; customer satisfaction; earnings (loss) per share of Stock; market shares and number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including, among others, those described in management’s discussion and analysis of financial condition of operations appearing in the Company’s annual report to shareholders for the applicable year and/or in the Financial Accounting Standards Board’s authoritative guidance.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, or Performance Share Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Committee for a Performance Cycle based upon the Performance Criteria.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Restricted Stock Unit” means an Award consisting of a bookkeeping entry representing the right to receive one share of stock and representing the unfunded and unsecured obligation of the Company subject to such restrictions and conditions as the Committee may determine at the time of grant.

“Sale Price” means the value as determined by the Committee of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Change of Control.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

SECTION 2.    ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Administration of Plan. The Plan shall be administered by the Committee.

(b)    Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment or a Change of Control;

(vi)    subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised;

(vii)    to the extent permitted by law, the Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee;

(viii)    to the extent permitted by law, the Committee may delegate to one or more of its members or one or more officers of the Company the authority, subject to terms and conditions as the Committee shall determine, to (a) designate individuals to be recipients of Awards under the Plan and (b) determine the size of any such Awards, provided, however, that: (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an employee who is an officer, member of the Board, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as determined by the Committee in accordance with Section 16 of the Securities Exchange Act of 1934, as amended; (y) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant, and (z) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated; and

(ix)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)    Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(d)    Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN

(a)    Stock Issuable.

(i)    General. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,248,469 shares, subject to adjustment as provided in this Section 3. The number of shares of Stock subject to Awards of Options and Stock Appreciation Rights shall not exceed 891,764 shares, all of which may be issued pursuant to the exercise of Incentive Stock Options. The number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units shall not exceed 356,705 shares; provided, however, that Awards of Restricted Stock and Restricted Stock Units in excess of the 356,705 share limitation may be granted, but each share of Stock covered by such an excess Award shall reduce the 891,764 share limitation for Awards of Options and Stock Appreciation Rights by 3.0 shares of Stock.

(ii)    Reissuance. For purposes of the maximum limit in Section 3(a)(i) limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Any Awards of Restricted Stock and Restricted Stock Units in excess of the 356,705 share limitation that are forfeited, canceled or otherwise terminated (other than by exercise) shall also increase the pool for Awards of Options and Stock Appreciation Rights by 3.0 shares of Stock. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)    Individual Limitations. The following individual award limitations shall apply:

(i)    no individual may be granted Awards that exceed 25% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units;

(ii)    no individual may be granted Awards during any calendar year that exceed $2,500,000 ($500,000 in the case of a Non-Employee Director), based on the fair value of the Awards on the Date(s) of Grant as determined for financial reporting purposes;

(iii)    no Non-Employer Director may be granted Awards that exceed 5% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units; and

(iv)    Non-Employee Directors in the aggregate may not be granted Awards that exceed 30% of either of the following limitations under Section 3(a)(i): (i) the maximum number of shares of Stock subject to Awards of Options and Stock Appreciation Rights; or (ii) the maximum number of shares of Stock subject to Awards of Restricted Stock and Restricted Stock Units.

SECTION 4.    ELIGIBILITY

Grantees under the Plan will be such Non-Employee Directors or full or part-time officers and other employees and of the Company, its Subsidiaries or Affiliates as are selected from time to time by the Committee in its sole discretion.

SECTION 5.    STOCK OPTIONS

(a)    Award of Stock Options. The Committee may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which may differ among individual Awards and grantees. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(b)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Date of Grant.

(c)    Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Date of Grant.

(d)    Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Date of Grant. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)    Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:

(i)    In cash, by certified or bank check or other instrument acceptable to the Committee;

(ii)    Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)    With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

(a)    Award of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights under the Plan.

(b)    Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the Date of Grant.

(c)    Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)    Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the Date of Grant by the Committee. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.    RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards. The Committee may grant Restricted Stock Awards under the Plan. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

(b)    Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(c)    Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.

(d)    Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.    RESTRICTED STOCK UNITS

(a)    Nature of Restricted Stock Units. The Committee may grant Restricted Stock Units under the Plan. The terms and conditions of each such Award shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Committee shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)    Election to Receive Restricted Stock Units in Lieu of Compensation. The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Code Section 409A and such other rules and procedures established by the Committee. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c)    Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of the Restricted Stock Units by the issuance of shares of Stock upon the satisfaction of the applicable restrictions and conditions set forth at the time of grant; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 10 and such terms and conditions as the Committee may determine.

SECTION 9.    PERFORMANCE-BASED AWARDS

(a)    Performance-Based Awards. The Committee may grant one or more Performance-Based Awards in the form of a Restricted Stock or Restricted Stock Units payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b)    Grant of Performance-Based Awards. With respect to each Performance-Based Award, the Committee shall select the Performance Cycle, the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Committee may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different individuals.

(c)    Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Performance-Based Award. All determinations by the Committee with respect to Performance-Based Awards shall be final, binding and conclusive.

SECTION 10.    DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock, Restricted Stock Units, Performance-Based Awards or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the applicable Award Agreement.

Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock, Restricted Stock Units or a Performance-Based Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

SECTION 11.    VESTING

(a)    Minimum Vesting Period. The Committee shall establish the vesting schedule to apply to any Award, which shall be set forth in the applicable Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 17 below, in writing after the Award is issued, each time-based Award that is not a Performance-Based Award shall vest at the rate of 20% per year, with the first installment vesting no earlier than the one year anniversary of the Date of Grant. This Section 11(a) shall not preclude the accelerated vesting of any Awards pursuant to the following provisions of this Section 11.

(b)    Effect of Termination of Employment or Cessation of Services. Subject to Section 11(c) or Section 11(d) below, in the event of an employee’s “termination of employment” or a Non-Employee Director’s “cessation of services” in either case within the meaning of Section 16, any Awards granted to the employee or Non-Employee Director that are not yet vested are immediately and automatically forfeited; provided, however, in such special circumstances as the Committee deems appropriate, the Committee may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, fully vesting an Award or waiving or modifying any other limitation or requirement under the Award. Any Restricted Shares that are forfeited pursuant to this section shall without notice to the grantee be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(c)    Effect of “Change of Control” – Employees. If an employee’s employment with the Company, a Subsidiary or an Affiliate (or any successor of the Company, a Subsidiary or an Affiliate) is terminated without Cause or the employee resigns for Good Reason, in either case within 12 months before or after such Change of Control (or such other period set forth in the Award Agreement):

(i)    Options and Stock Appreciation Rights outstanding as of the date of such Change of Control (or termination of employment, if later) will immediately vest upon the Change of Control (or termination of employment, if later), become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award;

(ii)    The restrictions, limitations and other conditions applicable to Restricted Stock Awards and Restricted Stock Units outstanding as of the Change of Control (or termination of employment, if later) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; and

(iii)    Any Award subject to performance criteria, including but not limited to a Performance-Based Award under Section 9, shall be prorated based on the performance from the Date of Grant to the date of the Change of Control (or termination of employment, if later). The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control (or termination of employment, if later) in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance.

(d)    Effect of “Change of Control” – Non-Employee Directors. Upon a Change of Control, the following provisions shall apply to any Awards held by a Non-Employee Director at the time of the Change of Control:

(i)    Options and Stock Appreciation Rights outstanding as of the date of such Change of Control will immediately vest upon the Change of Control, become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award;

(ii)    The restrictions, limitations and other conditions applicable to Restricted Stock Awards and Restricted Stock Units outstanding as of the Change of Control shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; and

(iii)    Any Award subject to performance criteria, including but not limited to a Performance-Based Award under Section 9, shall be prorated based on the performance from the Date of Grant to the date of the Change of Control. The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period. If performance cannot be measured, the vesting will be based on target performance.

SECTION 12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR A CHANGE OF CONTROL

(a)    Adjustment Clause. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, or other equity restructuring within the meaning of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly, FASB Statement 123R), appropriate adjustments shall be made to (i) the aggregate number of Shares with respect to which Awards may be made under the Plan pursuant to Section 3(a); (ii) the terms and the number of Shares and/or the Exercise Price per Share of any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units; and (iii) the share limitations set forth in Section 3. The Committee shall also make appropriate adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to stockholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations, made by the Committee shall be final, binding and conclusive. Conversion of any convertible securities of the Company shall be deemed to have been effected for adequate consideration. Except as expressly provided herein, no issuance by the Company of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)    Change of Control. If a Change of Control occurs, the Committee may, in its discretion and without limitation:

(i)    cancel outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion; it being understood that if stockholders receive consideration other than publicly traded equity securities of the surviving entity, any determination by the Committee that the value of a Stock Option or Stock Appreciation Right shall equal the excess, if any, of the value of the consideration being paid for each share of Stock in such transaction over the Exercise Price of such Option or Stock Appreciation Right shall conclusively be deemed valid. Accordingly, if the Exercise Price of the Shares subject to a Stock Option or Stock Appreciation Right exceeds the Fair Market Value of such shares of Stock, then such Stock Option or Stock Appreciation Right may be cancelled without making a payment to the holder of the Stock Option or Stock Appreciation Right;

(ii)    substitute other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for Shares subject to outstanding Awards;

(iii)    arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), in either case with appropriate adjustments as to the number and kind of equity interests and prices provided that in the case of a Non-Qualified Stock Option or a Stock Appreciation Right, the substituted or assumed Award satisfies the requirements of Treasury Regulations Section 1.409A-1(b)(5)(v)(D) or, in the case of an Incentive Stock Option, Treasury Regulations Section 1.424-1(a); and

(iv)    after giving individuals an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights. Such termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

(c)    Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the individual consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the individual consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

SECTION 13.    TRANSFERABILITY OF AWARDS

(a)    Transferability. Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)    Committee Action. Notwithstanding Section 13(a), the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)    Family Member. For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew,

mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.

(d)    Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 14.    TAX WITHHOLDING

(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)    Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the Company’s tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that to the extent necessary to avoid adverse accounting treatment such share withholding may be limited to the minimum required tax withholding obligation or such other rate that will not cause an adverse accounting consequence or cost or violate Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation as in effect from time to time. The Committee may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantee.

SECTION 15.    SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 16.    TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)    Termination of Employment. If a grantee ceases to be an employee of the Company and all Subsidiaries and Affiliates, the grantee shall be deemed to have terminated employment for purposes of the Plan. For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)    a transfer of employment between the Company and a Subsidiary or an Affiliate, or from one Subsidiary or Affiliate to another, or to another related entity in connection with a reorganization of the Company or the Bank solely within its corporate structure or a second-step conversion; or

(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

(b)    Cessation of Service. If a Non-Employee Director is terminated for cause, resigns or is not nominated for reelection to his or her term by the Company, Subsidiary or Affiliate, as applicable, he or she shall be deemed to have ceased his or her service relationship as a director at the time of resignation or expiration of his or her term, whichever occurs first.

SECTION 17.    AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 12, without prior shareholder approval, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 17 shall limit the Committee’s authority to take any action permitted pursuant to Section 12.

SECTION 18.    STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 19.    GENERAL PROVISIONS

(a)    No Distribution. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)    Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, or in the case of Restricted Stock, retained in the possession of the Company pursuant to Section 7(a). Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel (to the extent the Committee deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that an individual make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(c)    Shareholder Rights. Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)    Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary or Affiliate.

(e)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)    Clawback Policy. Awards under the Plan shall be subject to any applicable clawback policy of the Company, as such may be in effect from time to time.

(g)    Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement or such clawback policy may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any shares issued or transferred under and/or any other benefit related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Securities Exchange Act of 1934, as amended, and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.

SECTION 20.    EFFECTIVE DATE OF PLAN

This Plan shall become effective upon shareholder approval in accordance with applicable law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 21.    GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

SPECIAL MEETING OF PDL COMMUNITY BANCORP
Date:	October 30, 2018
Time:	10:00 A.M. (Local Time)
Place:	2244 Westchester Avenue, Bronx, New York, 10462

Please make your marks like this: ☒ Use dark black pencil or pen only The Board of Directors Recommends a Vote “FOR” the following proposal.

		For	Against	Abstain
1:	To approve, establish and implement the PDL Community Bancorp 2018 Long-Term Incentive Plan	☐	☐	☐

2:	such other business as may properly come before the Special Meeting.

	Check Box if you plan to attend Special Meeting			☐

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Special Meeting of PDL Community Bancorp

to be held on Tuesday, October 30, 2018

for Holders as of September 14, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To www.proxypush.com/PDLB		866-430-8264
• Use the Internet to vote your proxy. • Have your proxy card available when you access the above website. • Follow the prompts to vote your shares.	OR	• Use a touch-tone telephone to vote your proxy. • Have your proxy card available when you call. • Follow the voting instructions to vote your shares.
MAIL
OR	• Mark, sign and date your Proxy Card.
• Return it in the postage-paid envelope provided.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the internet or by telephone must be received by 11:59 P.M., Eastern Time, on October 29, 2018.

PROXY TABULATOR FOR PDL COMMUNITY BANCORP P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — PDL Community Bancorp Special Meeting of Stockholders October 30, 2018, 10:00 a.m. (Local Time) This Proxy is Solicited on Behalf of the Board of Directors
Important Notice Regarding the Internet Availability of Proxy Materials
PDL Community Bancorp’s proxy statement and the notice of the Special Meeting of Stockholders are each available on the Internet at: www.proxydocs.com/PDLB

The undersigned hereby appoints the Official Proxy Committee, consisting of all members of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (“Special Meeting”) to be held at 2244 Westchester Avenue, Bronx, New York, on October 30, 2018 at 10:00 A.M. local time. The Official Proxy Committee is authorized to cast all votes to which the undersigned is entitled as indicated below.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

(Continued and to be marked, dated and signed, on the other side)

SPECIAL MEETING OF PDL COMMUNITY BANCORP
Date:	October 30, 2018
Time:	10:00 A.M. (Local Time)
Place:	2244 Westchester Avenue, Bronx, New York, 10462

Please make your marks like this: ☒ Use dark black pencil or pen only The Board of Directors Recommends a Vote “FOR” the following proposal. ESOP Vote Authorization Form

		For	Against	Abstain
1:	To approve, establish and implement the PDL Community Bancorp 2018 Long-Term Incentive Plan	☐	☐	☐

2:	such other business as may properly come before the Special Meeting.

	Check Box if you plan to attend Special Meeting			☐

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Special Meeting of PDL Community Bancorp

to be held on Tuesday, October 30, 2018

for Holders as of September 14, 2018

This vote authorization form is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To www.proxypush.com/PDLB		866-430-8264
• Use the Internet to provide your vote authorization. • Have your vote authorization form available when you access the above website. • Follow the prompts to provide your vote authorization.	OR	• Use a touch-tone telephone to provide your vote authorization. • Have your vote authorization form available when you call. • Follow the voting instructions to provide your vote authorization.
MAIL
OR	• Mark, sign and date your Vote Authorization Form.
• Return it in the postage-paid envelope provided.

Your phone or Internet authorization authorizes the ESOP trustee to vote your shares in the same manner as if you marked, signed and returned your vote authorization form. Authorizations submitted electronically over the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on October 25, 2018.

PROXY TABULATOR FOR PDL COMMUNITY BANCORP P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

PDL Community Bancorp Special Meeting of Stockholders October 30, 2018, 10:00 a.m. (Local Time) This Vote Authorization Form is Solicited on Behalf of the Board of Directors
Important Notice Regarding the Internet Availability of Proxy Materials
PDL Community Bancorp’s proxy statement and the notice of the Special Meeting of Stockholders are each available on the Internet at: www.proxydocs.com/PDLB

The undersigned directs the trustee of the Ponce Bank Employee Stock Ownership Plan (the “ESOP”) to vote, as designated on the reverse hereof, all shares of common stock of PDL Community Bancorp allocated or deemed allocated to the participant’s account(s), if any, for which the participant is entitled to direct the voting at the Special Meeting of Stockholders of PDL Community Bancorp to be held on October 30, 2018, or at any adjournment thereof.

The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and, if this form is not returned in a timely manner, allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If any other business is properly brought before the Special Meeting, shares held by the ESOP will be voted by the trustee in a manner intended to represent the best interest of the participants of the ESOP. At the present time, PDL Community Bancorp knows of no other business to be brought before the Special Meeting.

IF NO INSTRUCTION IS SPECIFIED AND THIS VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE IN FAVOR OF APPROVAL, ESTABLISHMENT AND IMPLEMENTATION OF THE PDL COMMUNITY BANCORP 2018 LONG-TERM INCENTIVE PLAN.

(Continued and to be marked, dated and signed, on the other side)